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                                                                    EXHIBIT 23.2

                              ARTHUR ANDERSEN LLP



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

     As independent public accountants, we hereby consent to the inclusion of our reports included in this Form S-4

                                                          /s/Arthur Andersen LLP

                                                             ARTHUR ANDERSEN LLP
Orange County, California
April 24, 1996